Prospectus April 30, 2020

Miller Opportunity Trust

Class A	LGOAX
Class C	LMOPX
Class FI	LMOFX
Class R	LMORX
Class I	LMNOX
Class IS	MVISX

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, www.millervaluefunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary, such as a broker-dealer or bank, or, if you are a direct investor, by calling the Fund toll-free at 1‑888‑593-5110.

You may elect to receive all future reports in paper free of charge.  If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  If you invest directly with the Fund, you can call the Fund toll-free at 1‑888‑593-5110 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

Miller Opportunity Trust – Summary Section
Investment objective
The Miller Opportunity Trust (the “Fund”) seeks long term growth of capital.
Fees and expenses of the Fund
The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the funds managed by Miller Value Partners, LLC (“Miller Value Funds”). More information about these and other discounts is available from your financial intermediary (banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries) (each called a “Financial Intermediary”), in this Prospectus on page 25 under the heading “Choosing a class of shares to buy,” in Appendix A to this Prospectus – Financial Intermediary Sales Charge Variations, and in the Fund’s statement of additional information (“SAI”) on page 41 under the heading “Sales Charge Waivers and Reductions.”
If you purchase Class I shares or Class IS shares through a Financial Intermediary acting solely as an agent on behalf of its customers, that Financial Intermediary may charge you a commission. Such commissions, if any, are not charged by the Fund and are not reflected in the fee table or expense example below.

Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	None[1]	1.00%	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class R	Class I	Class IS2
Management fees[3]	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%
Distribution and service (12b-1) fees	0.25%	1.00%	0.25%	0.50%	None	None
Other expenses	0.46%	0.45%	0.52%	0.49%	0.47%	0.37%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses[4]	1.49%	2.23%	1.55%	1.77%	1.25%	1.15%
Fees waived and/or expenses reimbursed[5]	None	None	None	None	-0.03%	None
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.49%	2.23%	1.55%	1.77%	1.22%	1.15%

1
Although there is no front-end sales charge on purchases of $1 million or more, there is a maximum deferred sales charge of 1.00% if you redeem within 18 months of such a purchase. This charge is waived for certain investors as defined in the “More about Contingent Deferred Sales Charges” section on page 32.

2	Expenses are based on estimated amounts for the current fiscal year.

3
The Fund pays a management fee at an annual rate that decreases as assets increase, as follows: 1.00% of assets up to and including $100 million; 0.75% of assets on the next $2.5 billion; 0.70% on the next $2.5 billion; 0.675% on the next $2.5 billion; and 0.65% on amounts over $7.6 billion.

4	Total Annual Fund Operating Expenses include 0.01% in acquired fund fees and expenses and therefore do not correlate to “Gross Expenses” and “Net Expenses” provided in the Financial Highlights.

5
Miller Value Partners, LLC (the “Adviser”) has agreed to waive fees and/or reimburse operating expenses (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2021, so that such annual operating expenses will not exceed 0.88%, subject to recapture as described below. Separately, with respect to Class I only, the Adviser has agreed to waive fees and/or reimburse operating expenses such that the previously described annual operating expenses, plus intermediary servicing fees and other class-specific expenses, will not exceed 0.93%, subject to recapture as described below. These arrangements cannot be terminated prior to May 1, 2021 without the Board of Trustees’ (the “Board”) consent. The Adviser may be permitted to recapture amounts waived and/or reimbursed under these limitations within three years after the Adviser waives fees or reimburses expenses under the agreement. In no case will the Adviser recapture any amount that would result, on any particular business day of the Fund, in the total annual operating expenses exceeding the lower of: (1) the applicable expense cap at the time of the waiver and/or reimbursement; or (2) the applicable expense cap at the time of the recapture.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same (taking into account the expense cap only in the first year) and you reinvest all distributions and dividends without a sales charge.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	$718	$1,019	$1,341	$2,252
Class C (with redemption at end of period)	$326	$697	$1,195	$2,565
Class C (without redemption at end of period)	$226	$697	$1,195	$2,565
Class FI (with or without redemption at end of period)	$158	$490	$845	$1,845
Class R (with or without redemption at end of period)	$180	$557	$959	$2,084
Class I (with or without redemption at end of period)	$124	$394	$683	$1,509
Class IS (with or without redemption at end of period)	$117	$365	$633	$1,398
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.
The Fund’s portfolio turnover rate for the fiscal year ended December 31, 2019 was 35% of the average value of its portfolio.
Principal investment strategies
The Fund normally invests in securities, derivatives and other financial instruments that, in the portfolio managers’ opinion, offer the opportunity for long-term growth of capital.
The portfolio managers exercise a flexible strategy in the selection of investments, not limited by investment style or asset class. The investment strategy typically involves identifying instances where the Adviser believes the capital markets have mispriced investment opportunities and exploiting price discrepancies and inefficiencies in the market. The Fund may invest without limit in the common stock of U.S. and foreign issuers of all sizes and in other U.S. and foreign securities, including emerging markets, and including: securities convertible into common stock; securities issued through private placements; preferred securities; warrants and rights; securities issued by investment companies, including open-end mutual funds, closed-end funds, unit investment trusts, business development companies (“BDCs”), private investment companies (including hedge funds and private equity funds), and foreign investment companies; U.S. government securities; securities issued by exchange-traded funds (“ETFs”); securities issued by real estate investment trusts (“REITs”) and other issuers that invest, deal, or otherwise engage in transactions in real estate; debt securities; sovereign debt; currencies; asset-backed and mortgage-backed securities; derivative instruments including options, futures, forward contracts, swaps (including buying and selling credit default swaps), caps, floors, collars, indexed securities, currency related derivatives; commodity-linked derivatives; and other instruments, including repurchase agreements. Further, the Fund may engage in short sales of securities and other instruments to a substantial degree.

The Fund may also borrow money for investment purposes, in amounts up to 10% of the Fund’s net assets, a practice known as “leveraging.” Compliance with this percentage limit is measured as of the time of the borrowing. Although the portfolio managers consider ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the Fund, such securities may include investments rated below investment grade, commonly known as “junk” bonds, and unrated securities.
Principal risks
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund’s investment strategies and portfolio investments differ from those of many other mutual funds. The Fund’s flexible investment strategy may make it difficult for an investor to evaluate the future risk profile of an investment in the Fund because of the portfolio managers’ ability to significantly change the composition of the Fund’s investments. The Adviser may devote a significant portion of the Fund’s assets to pursuing an investment opportunity or strategy, including through the use of derivatives that create a form of investment leverage in the Fund. This approach to investing may make the Fund a more volatile investment than other mutual funds and cause the Fund to perform less favorably than other mutual funds under similar market or economic conditions.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of certain risks of investing in the Fund.
Stock market and equity securities risk. The securities markets are volatile and the market prices of the Fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the securities markets and on specific securities. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Issuer risk. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The Fund may experience a substantial or complete loss on an individual security.
Market sector risk. The Fund may be significantly overweight or underweight in certain companies, industries or market sectors, which may cause the Fund’s performance to be more sensitive to developments affecting those companies, industries or market sectors.
Market events risk. In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread.
The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve recently has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.

Periods of market volatility may occur in response to pandemics or other events outside of our control. These types of events could adversely affect the Fund’s performance. For example, since December 2019, a novel strain of coronavirus has spread globally, which has resulted in the temporary closure of many corporate offices, retail stores, and manufacturing facilities and factories across the world. As the extent of the impact on global markets from the coronavirus is difficult to predict, the extent to which the coronavirus may negatively affect the Funds’ performance or the duration of any potential business disruption is uncertain. Any potential impact on performance will depend to a large extent on future developments and new information that may emerge regarding the duration and severity of the coronavirus and the actions taken by authorities and other entities to contain the coronavirus or treat its impact.
Portfolio management risk. The value of your investment may decrease if the Adviser’s judgment about the attractiveness or value of, or market trends affecting a particular security, industry, sector or region, or about market movements is incorrect, or if there are imperfections, errors or limitations in the tools and data used by the Adviser. In addition, the Fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Fund.
Derivatives risk. Using derivatives can increase the Fund’s losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase Fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.
Credit default swap contracts involve heightened risks and may result in losses to the Fund. Credit default swaps may be illiquid and difficult to value, and they increase credit risk since the Fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.
Leveraging risk. The value of your investment may be more volatile if the Fund borrows or uses derivatives or other investments that have a leveraging effect on the Fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had. The Fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the Fund’s assets.
Growth and value investing risk. Growth or value securities as a group may be out of favor and underperform the overall equity market while the market concentrates on other types of securities. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The value approach to investing involves the risk that stocks may remain undervalued. Although the Fund will not concentrate its investments in any one industry or industry group, it may, like many growth or value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.
Large capitalization company risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In return for the relative stability and low volatility of large capitalization companies, the Fund’s value may not rise as much as the value of funds that focus on companies with smaller market capitalizations.
Small and medium capitalization company risk. The Fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Illiquid investment risk. Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.
Foreign investments and emerging markets risk. The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities.
The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.
Sovereign debt risk. Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the Fund may be unable to enforce its rights against the issuers.
Commodities risk. Investing in commodity-linked instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. To the extent the Fund focuses its investments in a particular commodity, the Fund will be more susceptible to risks associated with the particular commodity. No active trading market may exist for certain commodities investments. The Fund’s ability to gain exposure to commodities using derivatives, and other means, may be limited by tax considerations.
Segregated assets risk. In connection with certain transactions that may give rise to future payment obligations, including borrowings and many types of derivatives, the Fund may be required to maintain a segregated amount of cash or liquid securities to cover the position. Segregated securities cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets may, in some circumstances, limit the portfolio managers’ flexibility.
Convertible securities risk. Convertible securities are subject to both stock market risk associated with equity securities and the credit and interest rate risks associated with fixed income securities. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of the equity security underlying a convertible security rises, the convertible security tends to trade on the basis of its equity conversion features.
REIT risk. The value of REITs may be affected by the condition of the economy as a whole and changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments and property taxes, interest rates, liquidity of the credit markets and the real estate regulatory environment. REITs that concentrate their holdings in specific businesses, such as apartments, offices or retail space, will be affected by conditions affecting those businesses.
Privately placed securities risk. Investments in privately placed securities, including private equity funds, involve additional risks, including that the issuers of such securities are not typically subject to the same disclosure and other regulatory requirements and oversight to which public issuers are subject, there may be very little public information available about the issuers and they may have limited liquidity.

Warrants risk. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and therefore, are highly volatile and speculative investments.
Short positions risk. Short positions involve leverage and there is no limit on the amount of loss on a security that is sold short. The Fund may suffer significant losses if assets that the Fund sells short appreciate rather than depreciate in value. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with the short position.
Special risks of companies undergoing reorganization, restructuring or a spin-off. Investing in companies undergoing reorganization, restructuring or a spin-off involves special risks including that the transaction may not be completed on the terms or time frame contemplated (if at all), it may be difficult to obtain information on the financial condition of such companies, the issuer’s management may be addressing a type of situation with which it has little experience, and the fact that the market prices of such securities are subject to above-average price volatility.
Investment Company and ETF risk. Investing in securities issued by investment companies and ETFs involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. The Fund will indirectly bear its pro rata share of the fees and expenses incurred by any fund it invests in, including advisory fees, and will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. Investing in hedge funds and other privately offered funds involves the additional risks of limited liquidity and potentially significant volatility.
Valuation risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Fixed income securities risk. Fixed income securities are subject to a number of risks, including credit, market and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The Fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities, or “junk bonds”. Market risk is the risk that the fixed income markets may become volatile and less liquid, and the market value of an investment may move up or down, sometimes quickly or unpredictably. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities.
Market and interest rate risk. The market prices of the Fund’s fixed income securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the securities markets and on specific securities. When market prices fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.
Credit risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds. High yield bonds are considered speculative, tend to be less liquid and are more difficult to value than higher grade securities. High yield bonds tend to be volatile and more susceptible to adverse events and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Cyber-security risk. Cyber-security incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and Financial Intermediaries) to suffer data breaches, data corruption or lose operational functionality.
BDC risk. BDCs carry risks similar to those of a private equity or venture capital fund. BDCs are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. BDCs may employ the use of leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.
Closed-end investment company risk. Investing in a closed-end investment company will give the Fund exposure to the securities comprising the closed-end investment company and will expose the Fund to risks similar to those of investing directly in those securities. Shares of closed-end investment companies are traded on exchanges and may trade at either a premium or discount to net asset value. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of closed-end investment companies.
Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the Fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the Fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the Fund’s share price to be more volatile. Duration is a measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates. Generally, the longer a portfolio’s duration, the more sensitive it will be to changes in interest rates. For example, if interest rates rise by 1%, a fund with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a fund with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal.
Mortgage-backed and asset-backed securities risk. When interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the Fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. Investments in asset-backed securities are subject to similar risks.
U.S. government securities risk. U.S. government securities, which may be backed by the U.S. Department of the Treasury or the full faith and credit of the U.S., and may include U.S. Treasury bills, Treasury Inflation-Protected Securities, notes and bonds, are guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Department of the Treasury, or are supported only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer.
Operational risk. Your ability to transact with the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund.

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class A1 shares. The table shows the average annual total returns of each class of the Fund that has been in operation for at least one full calendar year and also compares the Fund’s performance with the average annual total returns of a broad-based measure of performance. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The Fund makes updated performance information, including its current net asset value, available at the Fund’s website, www.millervaluefunds.com, or by calling the Fund at 1-888-593-5110.
On February 27, 2017, the Fund acquired the assets and assumed the liabilities of the Legg Mason Opportunity Trust (the “Predecessor Fund”), an open-end fund that had substantially similar investment strategies and the same portfolio management team. Class A, Class C, Class FI, Class R, and Class I shares of the Fund have assumed the performance, financial and other historical information of the Predecessor Fund’s corresponding class of shares; therefore, the performance of the Fund reflects the performance of the Predecessor Fund prior to February 27, 2017.
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.
1 Previously, the bar chart above showed the Fund’s annual returns for Class C shares. Class A shares were selected because Class A shares have more assets than Class C shares.

Highest and Lowest Return Quarters during the period of time shown in the bar chart
Highest Return Quarter	03/31/2012	25.75%
Lowest Return Quarter	09/30/2011	-33.79%

Average annual total returns
(for periods ended December 31, 2019)
Class A1	1 year	5 years	10 years	Since Inception 2/3/2009
Return before taxes	26.26%	7.53%	11.25%	17.21%
Return after taxes on distributions	26.26%	7.53%	11.21%	17.17%
Return after taxes on distributions and sale of fund shares	15.54%	5.92%	9.36%	14.87%

Average annual total returns
(for periods ended December 31, 2019)
Other Classes (Return before taxes only)				Class Inception	Since Inception
Class C	31.94%	8.00%	11.06%	12/30/1999	6.43%
Class FI	33.84%	8.76%	11.85%	02/13/2004	6.34%
Class R	33.57%	8.48%	11.50%	12/28/2006	4.90%
Class I	34.30%	9.11%	12.23%	06/26/2000	7.47%
Class IS	34.47%	N/A	N/A	08/22/2018	-1.24%
				Since Class A Inception 2/3/2009
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%	15.58%
1 Previously, the table above showed the Fund’s average annual total returns after taxes on distributions and after taxes on distributions and sale of fund shares for Class C shares. Class A shares were selected because Class A shares have more assets than Class C shares.
The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Management
Investment adviser: Miller Value Partners, LLC.
Portfolio managers:
Bill Miller, CFA, has served as a Portfolio Manager of the Miller Opportunity Trust (and the Predecessor Fund) since 1999. Mr. Miller is the Chairman and Chief Investment Officer of the Adviser, roles he has held since the Adviser was established in 1999.
Samantha McLemore, CFA, has served as a Portfolio Manager of the Miller Opportunity Trust (and the Predecessor Fund) since 2014. She served as Assistant Portfolio Manager from 2008 to 2014. Ms. McLemore has worked on the Opportunity strategy since 2002 and she has served as a Portfolio Manager for the Adviser since 2014.
Purchase and sale of Fund shares
You may purchase, redeem or exchange shares of the Fund each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The Fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C	Class FI	Class R	Class I	Class IS
General	1,000/50	1,000/50	N/A	N/A	1 million/None*	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	N/A	1 million/None*	N/A
IRAs	250/50	250/50	N/A	N/A	1 million/None*	N/A
SIMPLE IRAs	None/None	None/None	N/A	N/A	1 million/None*	N/A
Automatic Investment Plans	50/50	50/50	N/A	N/A	1 million/None*	N/A
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None	None/None	None/None
Eligible Investment Programs	None/None	N/A	None/None	None/None	None/None	None/None
Retirement Plans with omnibus accounts held on the books of the Fund and certain rollover IRAs	None/None	None/None	None/None	None/None	None/None	None/None
Other Retirement Plans	None/None	None/None	N/A	N/A	1 million/None*	N/A
Institutional Investors	1,000/50	1,000/50	N/A	N/A	1 million/None	1 million/None
*Available to investors investing directly with the Fund.
Your Financial Intermediary may impose different investment minimums. Please contact them for additional details.
For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Financial Intermediary, or, if you hold your shares or plan to purchase shares through the Fund, you should contact the Fund by phone at 1-888-593-5110, or by mail at Miller Value Funds, c/o U.S. Bank Global Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53202.
Tax information
The Fund’s distributions are generally taxable as ordinary income or capital gain. Some distributions may be treated as a return of capital for tax purposes. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement.
Payments to Broker/Dealers and other Financial Intermediaries
The Fund and its related companies may pay broker/dealers or other Financial Intermediaries (such as a bank or an insurance company) for the sale of Fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or salesperson or visit your Financial Intermediary’s or salesperson’s website for more information.
Investment Objectives, Investment Strategies and Related Principal Risks
Investment Objectives and Strategies
The Fund’s investment objective is long-term growth of capital. The Fund is designed for long-term investors. The Fund’s investment objective may be changed by the Board without shareholder approval and on 60 days’ notice to shareholders. There is no assurance that the Fund will meet its investment objective.

The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations. Although the Adviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.
The portfolio managers exercise a flexible strategy in the selection of investments, not limited by investment style or asset class. The investment strategy typically involves identifying instances where the Adviser believes the capital markets have mispriced investment opportunities and exploiting price discrepancies and inefficiencies in the market.
The following are the Fund’s investment strategies and policies which may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the SAI.
Cash management. The Fund may hold cash pending investment, and may invest in money market instruments and may enter into repurchase agreements and reverse repurchase agreements for cash management purposes. The amount of assets the Fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.
Closed-end investment companies and business development companies (“BDCs”). The Fund may invest up to 10% of its assets in closed-end investment companies, including BDCs. BDCs are a type of closed-end investment company that typically invest in and lend to small- and medium-sized private and certain public companies that may not have access to public equity markets for capital raising. BDCs invest in such diverse industries as health care, chemical and manufacturing, technology and service companies. BDCs are unique in that at least 70% of their investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Closed-end investment companies and BDCs are not taxed on income distributed to their shareholders, provided they comply with the applicable requirements of the Code, and often offer a yield advantage over other types of securities. The Fund will indirectly bear its proportionate share of any management fees and other expenses, and of any performance based or incentive fees, charged by the closed-end investment companies and BDCs in which it invests, in addition to the expenses paid by the Fund.
Corporate debt. Corporate debt securities are fixed income securities usually issued by businesses to finance their operations. Various types of business entities may issue these securities, including corporations, trusts, limited partnerships, limited liability companies and other types of non-governmental legal entities. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by U.S. or foreign companies of all kinds, including those with small, mid and large capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.
Defensive investing. The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations. Although the manager has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.
Derivatives. The Fund may use options, forwards, futures, structured notes, swaps (including buying and selling credit default swaps), caps, floors and collars. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the Fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the Fund’s portfolio

•	As a substitute for buying or selling securities

•	As a means of changing investment characteristics of the Fund’s portfolio

•	As a cash flow management technique

•	As a means of attempting to enhance returns

•	As a means of providing additional exposure to types of investments or market factors
The Fund may purchase or write put and call options. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative.

The Fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the Fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its net assets, the Fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).
The Fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the Fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.
Using derivatives, especially for non-hedging purposes, may involve greater risks to the Fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the Fund.
Use of derivatives or similar instruments may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders.
When the Fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the Fund’s exposure to loss, however, and the Fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the Fund’s derivative exposure. If the segregated assets represent a large portion of the Fund’s portfolio, this may impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Instead of, and/or in addition to, investing directly in particular securities, the Fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value. The Fund may use one or more types of these instruments without limit.
Equity investments. Equity securities include exchange-traded and over-the-counter (“OTC”) common and preferred stocks, depositary receipts, warrants and rights, securities convertible into common stocks, and securities of other investment companies, exchange-traded funds (“ETFs”) and of real estate investment trusts (“REITs”). Convertible securities may be purchased to gain additional exposure to a company or for their income or other features.
Fixed income investments. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. Fixed income securities are commonly referred to as “debt,” “debt obligations,” “bonds” or “notes.” The issuer of the fixed income security usually pays a fixed, variable or floating rate of interest, and repays the amount borrowed, usually at the maturity of the security. Some fixed income securities, however, do not pay current interest but are sold at a discount from their face values. Other fixed income securities may make periodic payments of interest and/or principal. Some fixed income securities are partially or fully secured by collateral supporting the payment of interest and principal.
Foreign and emerging market securities. The Fund may invest its assets in securities of foreign issuers, including mortgage-backed securities and asset-backed securities issued by foreign entities. The value of the Fund’s foreign securities may decline because of unfavorable government actions, political instability or the more limited availability of accurate information about foreign issuers. The Fund may invest in foreign securities issued by issuers located in emerging market countries. To the extent the Fund invests in these securities, the risks associated with investments in foreign issuers will generally be more pronounced.
U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored entities. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. Government guarantees principal and interest payments on securities issued by the U.S. Government and some of its agencies, such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. Government, such as those issued by Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation).

High yield securities. The Fund may invest a portion of its assets in high yield securities (“junk bonds”).
Mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. Government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.
Unlike mortgage-backed securities issued or guaranteed by agencies of the U.S. Government or government-sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics.
Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.
Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs are a type of mortgage-backed security. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but may also be collateralized by whole loans or private pass-throughs (referred to as “Mortgage Assets”). Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.
Collateralized debt obligations (“CDOs”) are a type of asset-backed security. CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust or other special purpose entity which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other special purpose entity that is typically collateralized by a pool of loans, which may also include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinated corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Like CMOs, CDOs generally issue separate series or “tranches” which vary with respect to risk and yield. These tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
Non-U.S. currency transactions. The Fund may engage in non-U.S. currency exchange transactions in an effort to protect against uncertainty in the level of future exchange rates or to enhance returns based on expected changes in exchange rates. Non-U.S. currency exchange transactions may take the form of options, futures, options on futures, swaps, warrants, structured notes, forwards or spot (cash) transactions. The value of these non-U.S. currency transactions depends on, and will vary based on fluctuations in, the value of the underlying currency relative to the U.S. dollar.
Preferred stock and convertible securities. The Fund may invest in preferred stock and convertible securities. Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Convertible fixed income securities convert into shares of common stock of their issuer. Preferred stock and convertible fixed income securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Real estate investment trusts (“REITs”). The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Unlike corporations, REITs are not taxed on income distributed to their shareholders, provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses that may be charged by the REITs in which it invests, in addition to the expenses paid by the Fund.

Securities of other investment companies. The Fund may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The return on investments in other registered investment companies will be reduced by the operating expenses, including investment advisory expenses, of such companies, and by any sales charges or other distribution and/or service fees or charges incurred in purchasing or selling shares of such companies, in addition to the fund’s own fees and expenses. As such, there is a layering of fees and expenses.
Short sales. The Fund may engage in short sales to the extent permitted by applicable law. A short sale is a transaction in which the Fund sells a security it does not own, typically in anticipation of a decline in the market price of that security. To effect a short sale, the Fund arranges through a broker to borrow the security it does not own to be delivered to a buyer of such security. In borrowing the security to be delivered to the buyer, the Fund will become obligated to replace the security borrowed at the time of replacement, regardless of the market price at that time. A short sale results in a gain when the price of the securities sold short declines between the date of the short sale and the date on which a security is purchased to replace the borrowed security. Conversely, a short sale will result in a loss if the price of the security sold short increases. Short selling is a technique that may be considered speculative and involves risk beyond the amount of money used to secure each transaction.
When the Fund makes a short sale, the broker effecting the short sale typically holds the proceeds as part of the collateral securing the Fund’s obligation to cover the short position. The Fund may use securities it owns to meet any such collateral obligations. Generally, the Fund may not keep, and must return to the lender, any dividends or interest that accrue on the borrowed security during the period of the loan. Depending on the arrangements with a broker or a custodian, the Fund may or may not receive any payments (including interest) on collateral it designates as security for the broker.
In addition, until the Fund closes its short position or replaces the borrowed security, the Fund, consistent with the 1940 Act, will designate liquid assets it owns (other than short sale proceeds) as segregated assets in an amount at least equal to its obligation to purchase the securities sold short. The amount segregated in this manner will be increased or decreased each business day (following a “mark to market” procedure) in an amount equal to the changes in the market value of the Fund’s obligation to purchase the security sold short. This may limit the Fund’s investment flexibility as well as its ability to meet redemption requests or other current obligations.
In response to certain market conditions, regulatory authorities in various countries, including the United States, may from time to time enact temporary rules prohibiting short sales of certain securities. The length of the bans and type of securities covered vary from country to country. Investors should be aware that prohibitions on effecting short sales may apply to the Fund, and while the prohibitions remain in effect, they may prevent the Fund from fully implementing its investment strategies.
Sovereign debt. The Fund may invest in sovereign debt, including emerging market sovereign debt. Sovereign debt securities may include:

•	Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and their political subdivisions

•	Fixed income securities issued by government-owned, controlled or sponsored entities

•	Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers

•	Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness

•	Participations in loans between governments and financial institutions

•
Fixed income securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development

Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the Fund may be unable to enforce its rights against the issuers.
Structured notes and indexed securities. The Fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. The interest rate or principal amount payable at maturity on a structured instrument may vary based on changes in one or more specified reference factors, such as currencies, interest rates, commodities, indices or other financial indicators. Changes in the underlying reference factors may result in disproportionate changes in amounts payable under a structured instrument. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened illiquidity risk.
Variable and floating rate securities. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
Related Principal Risks
Stock market and equity securities risk. The securities markets are volatile and the market prices of the Fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular security may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the securities markets and on specific securities. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Issuer risk. The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.
Market sector risk. The Fund may be significantly overweight or underweight in certain companies, industries or market sectors, which may cause the Fund’s performance to be more sensitive to developments affecting those companies, industries or market sectors.
Market events risk. In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread.
The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve recently has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.

Periods of market volatility may occur in response to pandemics or other events outside of our control. These types of events could adversely affect the Fund’s performance. For example, since December 2019, a novel strain of coronavirus has spread globally, which has resulted in the temporary closure of many corporate offices, retail stores, and manufacturing facilities and factories across the world. As the extent of the impact on global markets from the coronavirus is difficult to predict, the extent to which the coronavirus may negatively affect the Funds’ performance or the duration of any potential business disruption is uncertain. Any potential impact on performance will depend to a large extent on future developments and new information that may emerge regarding the duration and severity of the coronavirus and the actions taken by authorities and other entities to contain the coronavirus or treat its impact.
Portfolio management risk. The value of your investment may decrease if the portfolio manager’s judgment about the attractiveness or value of, or market trends affecting a particular security, industry, sector or region, or about market movements is incorrect, or if there are imperfections, errors or limitations in the tools and data used by the portfolio manager. In addition, the Fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the portfolio manager and could have an adverse effect on the value or performance of the Fund.
Derivatives risk. Derivatives involve special risks and costs and may result in losses to the Fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivatives themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase the Fund’s volatility, which is the degree to which the Fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater illiquid investment risk and they may be difficult to value. The Fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. Use of derivatives or similar instruments may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The Fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies such as the Fund. If the proposed rule takes effect, it could limit the ability of the Fund to invest in derivatives.
When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.
Investments by the Fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the Fund.
Swap agreements tend to shift the Fund’s investment exposure from one type of investment to another. For example, the Fund may enter into interest rate swaps, which involve the exchange of interest payments by the Fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the Fund would be less than what it would have been if the Fund had not entered into the interest rate swap.
Credit default swap contracts involve heightened risks and may result in losses to the Fund. Credit default swaps may be illiquid and difficult to value. If the Fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the Fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the Fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the Fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).

The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the Fund may not be able to enter into swaps that meet its investment needs. The Fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The Fund will assume the risk that the clearinghouse may be unable to perform its obligations.
The Fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the Fund to post margin and the broker may require the Fund to post additional margin to secure the Fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the Fund to deposit larger amounts of margin. The Fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the Fund to terminate a derivatives position under certain circumstances. This may cause the Fund to lose money.
Risks associated with the use of derivatives are magnified to the extent that an increased portion of the Fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
Leveraging risk. The value of your investment may be more volatile if the Fund borrows or uses derivatives or other investments that have a leveraging effect on the Fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had. The Fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the Fund’s assets. The Adviser expects that the implementation of the Fund’s investment strategies, which may include a significant level of investment in derivatives, could have the effect of creating leverage in the Fund in that the Fund’s potential exposure may be greater than its net assets.
Growth risk. Growth securities as a group may be out of favor and underperform the overall equity market while the market concentrates on other types of securities. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall.
Large capitalization company risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In return for the relative stability and low volatility of large capitalization companies, the Fund’s value may not rise as much as the value of funds that focus on companies with smaller market capitalizations.
Small and medium capitalization company risk. The Fund will be exposed to additional risks as a result of investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Illiquid investment risk. Illiquid investment risk exists when particular investments are impossible or difficult to sell. Although most of the Fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sales proceeds until that time, which may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders

Foreign investments and emerging market risk. The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities.
The value of the Fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes.
In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. It may be difficult for the Fund to pursue claims against a foreign issuer in the courts of a foreign country. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the Fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments, and more may do so. In certain foreign markets, settlement and clearance procedures may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. Investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will.
Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.
Sovereign debt risk. Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the Fund may be unable to enforce its rights against the issuers.
Commodities risk. Investing in commodity-linked instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. To the extent the Fund focuses its investments in a particular commodity, the Fund will be more susceptible to risks associated with the particular commodity. No active trading market may exist for certain commodities investments. The Fund’s ability to gain exposure to commodities using derivatives, and other means, may be limited by tax considerations.
Segregated assets risk. In connection with certain transactions that may give rise to future payment obligations, including many types of derivatives, the Fund may be required to maintain a segregated amount of cash or liquid securities to cover the position. Segregated securities cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets may, in some circumstances, limit the portfolio managers’ flexibility.
Convertible securities risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. The value of a convertible security is usually a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.
Convertible securities are subject to both stock market risk associated with equity securities and the credit and interest rate risks associated with fixed income securities. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of the equity security underlying a convertible security rises, the convertible security tends to trade on the basis of its equity conversion features.
REIT risk. The Fund may invest in pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests, called real estate investment trusts or REITs. Investments in real estate-related securities (including REITs) expose the Fund to risks similar to investing directly in real estate. The value of these investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments and changes in property taxes, interest rates, liquidity of the credit markets and the real estate regulatory environment. In addition, the values of REITs are affected by the condition of the economy as a whole, which affects the occupancy rates of various types of real estate (e.g., offices, shopping centers and hotels). The values of many REITs have fallen as a result of recent economic conditions, and may suffer further decline, or a prolonged period of little increase, as a result of poor economic conditions and resulting low occupancies and high foreclosure rates. Turmoil affecting foreclosures can prolong the depression of real estate prices.
Privately placed securities risk. Investments in privately placed securities involve a high degree of risk. The issuers of privately placed securities are not typically subject to the same regulatory requirements and oversight to which public issuers are subject, and there may be very little public information available about the issuers and their performance. In addition, because the Fund’s ability to sell these securities may be significantly restricted, they may be deemed illiquid and it may be more difficult for the Fund to sell them at an advantageous price and time. Because there is generally no ready public market for these securities, they may also be difficult to value and the Fund may need to determine a fair value for these holdings under policies approved by the Board.
Warrants risk. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and therefore are highly volatile and speculative investments. They have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer other than a purchase option. If a warrant held by the Fund is not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.
Short positions risk. Short positions involve leverage and there is no limit on the amount of loss on a security that is sold short. The Fund may suffer significant losses if assets that the Fund sells short appreciate rather than depreciate in value. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with the short sale.
Special risks of companies undergoing reorganization, restructuring or a spin-off. A reorganization or other restructuring or a spin-off pending at the time the Fund invests in a security may not be completed on the terms or within the time frame contemplated (if at all), resulting in losses to the Fund. Reorganizations, restructurings and spin-offs that result from actual or potential bankruptcies carry additional risk and the securities of companies involved in these types of activities are generally more likely to lose value than the securities of more financially stable companies. Additionally, investments in securities of companies being restructured involve special risks, including difficulty in obtaining information as to the financial condition of such issuers, the possibility that the issuer’s management may be addressing a type of situation with which it has little experience, and the fact that the market prices of such securities are subject to above-average price volatility. These occurrences may have more serious consequences for an issuer undergoing reorganization, restructuring or a spin-off than for other issuers.

Investment company and ETF risk. Investing in securities issued by investment companies (including unit investment trusts) and ETFs involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The trading price of an ETF is expected to closely track the actual net asset value of the ETF, and the Fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The spread between ask and bid prices quoted during the course of the day could be considered a premium or discount for the ETF at closing, which could affect the investment.
ETFs that invest in commodities may be, or may become, subject to regulatory trading limits that could hurt the value of their securities. Some commodity ETFs also invest in commodity futures, which can lose money even when commodity prices are rising.
Valuation risk. Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its net asset value. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Fixed income securities risk. Fixed income securities are subject to a number of risks, including credit, market and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the fund’s investment in that issuer. The Fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities, or “junk bonds”. Market risk is the risk that the fixed income markets may become volatile and less liquid, and the market value of an investment may move up or down, sometimes quickly or unpredictably. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities.
Market and interest rate risk. The market prices of fixed income and other securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the Fund falls, the value of your investment in the Fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the securities markets and on specific securities. Changes in market conditions will not typically have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.
The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities held by the Fund, generally goes down. Interest rates have been historically low, so the Fund faces a heightened risk that interest rates may rise. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the Fund’s yield will decline. Also, when interest rates decline, investments made by the Fund may pay a lower interest rate, which would reduce the income received by the Fund.

Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline. If the Fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Fund will be subject to the credit risk presented by the counterparty. In addition, the Fund may incur expenses in an effort to protect the Fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the Fund’s high yield debt securities, which are rated below the Baa/BBB categories or unrated securities of comparable quality (“junk bonds”).
The Fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. The Fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.
High yield (“junk”) bonds risk. High yield securities, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also be less liquid than higher-rated securities, which means the Fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing Fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems high yield bonds, the Fund may have to invest the proceeds in a bond with lower yields and may lose income.
Cyber-security risk. Cyber-security incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, the administrator and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and Financial Intermediaries) to suffer data breaches, data corruption or lose operational functionality.
Business Development companies (“BDCs”). BDCs carry risks similar to those of a private equity or venture capital fund. BDCs are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. BDCs may employ the use of leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.
Closed-end investment company risk. Investing in a closed-end investment company will give the Fund exposure to the securities comprising the closed-end investment company and will expose the Fund to risks similar to those of investing directly in those securities. Shares of closed-end investment companies are traded on exchanges and may trade at either a premium or discount to net asset value. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of closed-end investment companies.
Prepayment or call risk. Many issuers have a right to prepay or call the security prior to its maturity date. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund may also lose any premium it paid on the security.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the Fund’s share price to be more volatile.
Mortgage-backed and asset-backed securities risk. Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the Fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rates of prepayment of the underlying mortgages tend to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.
At times, some of the mortgage-backed securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.
The value of mortgage-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.
In response to the financial crisis that began in 2008, the Federal Reserve attempted to keep mortgage rates low by acting as a buyer of mortgage-backed assets. This support has recently ended. As a result, mortgage rates may rise and prices of mortgage-backed securities may fall. To the extent the Fund’s assets are invested in mortgage-backed securities, returns to Fund investors may decline.
Asset-backed securities are structured like mortgage-backed securities and are subject to many of the same risks. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets or to otherwise recover from the underlying obligor may be limited. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.
U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored entities. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. Government guarantees principal and interest payments on securities issued by the U.S. Government and some of its agencies, such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. Government, such as those issued by Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation).
Operational risk. Your ability to transact with the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
Cash management and defensive investing risk. The value of the investments held by the Fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the Fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If the Fund holds cash uninvested, the Fund will not earn income on the cash. If a significant amount of the Fund’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective.

Value investing risk. The value approach to investing involves the risk that value stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on growth stocks. Although the Fund will not concentrate its investments in any one industry or industry group, it may, like many value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.
Please note that there are other factors that could adversely affect your investment and that could prevent the Fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.
Fund Management
Investment Adviser
Miller Value Partners, LLC, located at One South Street, Suite 2550, Baltimore, Maryland 21202 serves as investment adviser to the Fund. Miller Value Partners, LLC provides the day-to-day portfolio management of the Fund.
Under the investment advisory agreement with the Trust, the Adviser supervises the management of the Fund’s investments (including cash and short-term instruments) and business affairs. At its expense, the Adviser will provide office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. As compensation for its services, the Fund will pay the Adviser a monthly advisory fee at the annual rate shown in the table below, based on the Fund’s average daily net assets.

Management/Advisory Fee Rate
1.00% of assets up to and including $100 million; 0.75% of assets on the next $2.5 billion; 0.70% on the next $2.5 billion; 0.675% on the next $2.5 billion; and 0.65% on amounts over $7.6 billion.
For the fiscal year ended December 31, 2019, the Adviser received an aggregate fee of 0.76% of average net assets, after fee waivers, as described below.
A discussion regarding the basis for the Board’s approval of the advisory agreement is available in the Fund’s annual report to shareholders for the reporting period ended December 31, 2019.
Expense Limitation
The Fund is responsible for its own operating expenses. However, the Adviser has agreed to waive fees and/or reimburse operating expenses (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2021, so that such annual operating expenses will not exceed 0.88%, subject to recapture as described below. Separately, with respect to Class I only, the Adviser has agreed to waive fees and/or reimburse operating expenses such that the previously described annual operating expenses, plus intermediary servicing fees and other class-specific expenses, will not exceed 0.93%, subject to recapture as described below.
Prior to April 30, 2020, the expense caps were established at the class level. The class level caps were 1.20% for Class A, 1.97% for Class C, 1.26% for Class FI, 1.55% for Class R, 0.93% for Class I and 0.83% for Class IS. Effective April 30, 2020, with Board approval, the class specific expense caps were replaced by a fund level operating expense cap as described above. In addition, with respect to Class I only, the 0.93% class level cap remains in effect.
Any reduction in advisory fees or payment of expenses made by the Adviser may be subject to recapture by the Adviser if requested by the Adviser and the Board approves. Recapture may be requested if the aggregate amount actually paid by the Fund toward operating expenses for a fiscal year (taking into account the reimbursement) does not exceed the current expense cap or, if different, the expense cap that was in place at the time of the fee waiver and/or expense reimbursement, whichever is lower. The Adviser is permitted to recapture amounts waived and/or reimbursed to a class within three years after the Adviser waived the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the Adviser recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the lower of: (1) the applicable expense cap at the time of the waiver and/or reimbursement; or (2) the applicable expense cap at the time of the recapture. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any recapture of fees waived and/or expenses reimbursed.

The Fund’s current expense caps will remain in effect through at least April 30, 2021. The expense cap agreement may be terminated at any time by the Board of Trustees upon 60 days’ written notice to the Adviser, or by the Adviser with the consent of the Board.
Portfolio managers
The following individuals are primarily responsible for the day-to-day management of the Fund’s portfolio.
Bill Miller, CFA, has served as a Portfolio Manager of the Miller Opportunity Trust (and the Predecessor Fund) since 1999. Mr. Miller is the Chairman and Chief Investment Officer of the Adviser, roles he has held since the Adviser was established in 1999.
Samantha McLemore, CFA, has served as a Portfolio Manager of the Miller Opportunity Trust (and the Predecessor Fund) since 2014. She served as Assistant Portfolio Manager from 2008 to 2014. Ms. McLemore has worked on the Opportunity strategy since 2002 and she has served as a Portfolio Manager for the Adviser since 2014.
Distribution
Quasar Distributors, LLC (“Quasar” or the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, is located at 111 E. Kilbourn Avenue, Suite 1250, Milwaukee, Wisconsin 53202, and is the distributor for the shares of the Fund. Quasar is a registered broker-dealer and a member of the Financial Industry Regulatory Authority. Shares of the Fund are offered on a continuous basis.
The Fund has adopted a Rule 12b-1 distribution plan. Under the plan, the Fund pays distribution and service fees based on annualized percentages of average daily net assets, of up to 0.25% for Class A shares; up to 1.00% for Class C shares; up to 0.25% for Class FI shares; and up to 0.50% for Class R shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I and Class IS shares are not subject to Rule 12b-1 distribution and service fees under the plan.
The Adviser and/or its affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the Fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include affiliates of the Adviser, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other Financial Intermediaries through which investors may purchase shares of the Fund, including your Financial Intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the Adviser and/or their affiliates, and the recipients of these payments.
Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Contact your Financial Intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the Adviser, and their affiliates to the extent the payments result in more assets being invested in the Fund on which fees are being charged.
Portfolio holdings
A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. Disclosure of the Fund’s portfolio holdings will be available on the Fund’s website at www.millervaluefunds.com.
Shareholder Information
Share price
Shares of the Fund are sold at NAV per share, plus any applicable sales charge, which is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the NYSE is open for unrestricted business. However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.
Purchase and redemption requests are priced based on the next NAV per share calculated after receipt of such requests and any applicable sales charge. The NAV is the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV). NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/ # of shares = NAV per share). The NAV takes into account the expenses and fees of the Fund, including management and administration fees, which are accrued daily.
In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.
When reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser to the Fund does not represent the security’s fair value) or when, in the judgment of the Adviser, events have rendered the market value unreliable, a security or other asset is valued at its fair value as determined under procedures approved by the Board. Valuing securities at fair value is intended to ensure that the Fund is accurately priced and involves reliance on judgment. Fair value determinations are made in good faith in accordance with the procedures adopted by the Board and are reviewed annually by the Board. The Board will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s valuation committee. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.
Fair value pricing may be applied to non-U.S. securities. The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s NAV is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day. If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are not frequently traded and/or the market price of which the Adviser believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.
If the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.
Choosing a class of shares to buy
Set forth below is information about the manner in which the Fund offers its shares. For the variations applicable to shares offered through specific Financial Intermediaries, please see Appendix A to this Prospectus – Financial Intermediary Sales Charge Variations (“Appendix A”). All variations described in Appendix A are applied by the identified Financial Intermediary. Sales charge variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through an intermediary identified on Appendix A should read the terms and conditions of Appendix A carefully. A variation that is specific to a particular Financial Intermediary is not applicable to shares held directly with the Fund or through another intermediary. Please consult your Financial Intermediary with respect to any variations listed in Appendix A.
Individual investors can generally invest in Class A and Class C shares. Individual investors who invest directly with the Fund and who meet the $1,000,000 minimum initial investment requirement may purchase Class I shares.
Retirement Plans, Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Additional Share Class Eligibility Information” below for a description of the classes available to them.
Investors not purchasing directly from the Fund may purchase shares through a Financial Intermediary. Please note that if you are purchasing shares through a Financial Intermediary, your Financial Intermediary may not offer all classes of shares. Financial Intermediaries making Fund shares available to their clients determine which share class(es) to make available. Your Financial Intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Financial Intermediary. Certain Financial Intermediaries may impose their own investment fees and practices for purchasing and selling Fund shares, which are not described in this Prospectus or the SAI, and which will depend on the policies, procedures and trading platforms of the Financial Intermediary. Consult a representative of your Financial Intermediary about the availability of Fund shares and the Financial Intermediary’s practices and other information.

Individual investors investing through a Financial Intermediary may be eligible to invest in Class I or Class IS shares, if such Financial Intermediary is acting solely as an agent on behalf of its customers pursuant to an agreement with the Fund’s distributor and such investor’s shares are held in an omnibus account on the books of the Fund. Please contact your Financial Intermediary for more information.
Please note that the Fund does not charge any front-end load, deferred sales charge or other asset-based fee for sales or distribution of Class I shares and Class IS shares. However, if you purchase Class I or Class IS shares through a Financial Intermediary acting solely as an agent on behalf of its customers pursuant to an agreement with the Fund’s distributor, that Financial Intermediary may charge you a commission in an amount determined and separately disclosed to you by the Financial Intermediary. Because the Fund is not a party to any commission arrangement between you and your Financial Intermediary, any purchases and redemptions of Class I or Class IS shares will be made by the Fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by a Financial Intermediary are not reflected in the fees and expenses listed in the fee table or expense example in this Prospectus nor are they reflected in the performance in the bar chart and table in this Prospectus because these commissions are not charged by the Fund.
Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.
When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes
When choosing between Class A and Class C shares, keep in mind that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual Rule 12b-1 distribution and service fees (see Distribution section above) on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge and generally have lower annual expenses than Class A or Class C shares.
Each class of shares, except Class IS, is authorized to pay fees for recordkeeping services to Financial Intermediaries (as defined below). As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.
You may buy shares:

•
Through a Financial Intermediary. Investors may be charged a fee if they effect transactions through a Financial Intermediary. Such Financial Intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. Orders will be priced at the Fund’s Net Asset Value, and any applicable sales charge, next computed after the order is received by an authorized broker or the broker’s authorized designee. The Fund will be deemed to have received a purchase order (or redemption) when the Financial Intermediary, or if applicable, the Financial Intermediaries authorized designee, receives the order.

•	Directly from the Fund
Your Financial Intermediary may provide shareholder services that differ from the services provided by other Financial Intermediaries. Services provided by your Financial Intermediary may vary by class. You should ask your Financial Intermediary to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Financial Intermediary may receive different compensation depending on the share class in which you invest.
Your Financial Intermediary may not offer all classes of shares. You should contact your Financial Intermediary for further information.
Fund imposed sales charges and waivers include the following:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of Class C shares and certain Class A shares

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales charge waiver

Comparing the Fund’s classes
The following table compares key features of the Fund’s classes. You should also review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Financial Intermediary can help you choose a class that may be appropriate for you. Please contact your Financial Intermediary regarding the availability of Class FI, Class R, Class I or Class IS shares or, if you plan to purchase shares through the Fund, contact the Fund. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. Your Financial Intermediary may receive different compensation depending upon which class you choose.

	Key features	Front-end sales charge	Contingent deferred sales charge	Annual distribution and service fees	Exchange privilege
Class A	• Front-end sales charge • You may qualify for reduction or waiver of front-end sales charge • Generally lower annual expenses than Class C	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase; waived for certain investors (for additional waiver information see “More about Contingent Deferred Sales Charges”)	0.25% of average daily net assets	• Class A shares of Miller Value Funds
Class C
•
No front-end sales charge
•
Contingent deferred sales charge for only 1 year
•
Generally higher annual expenses than Class A
•
Generally converts to Class A on the next monthly conversion processing date after the shares have been held for 10 years from the purchase date; please consult your Financial Intermediary for more information.
		None	1.00% if you redeem within 1 year of purchase; waived for certain investors	1.00% of average daily net assets	• Class C shares of Miller Value Funds
Class FI	• No front-end or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries and eligible Retirement Plans	None	None	0.25% of average daily net assets	Class FI shares of Miller Value Funds

	Key features	Front-end sales charge	Contingent deferred sales charge	Annual distribution and service fees	Exchange privilege
Class R
•
No front-end or contingent deferred sales charge
•
Only offered to Retirement Plans with omnibus accounts held on the books of the Fund, Clients of Eligible Financial Intermediaries and Eligible Investment Programs

		None	None	0.50% of average daily net assets	None
Class I	• No front-end or contingent deferred sales charge • Only offered to institutional and other eligible investors • Generally lower annual expenses than the other classes, except for Class IS	None	None	None	Class I shares of Miller Value Funds
Class IS
•
No front-end or contingent deferred sales charge
•
Only offered to certain Institutional investors, Retirement Plans with omnibus accounts held on the books of the Fund, and Clients of Eligible Financial Intermediaries
•
Generally lower annual expenses than the other classes
		None	None	None	Class IS shares of Miller Value Funds

Sales charges
You can find information about sales charges and breakpoints below, on the Fund’s website at www.millervaluefunds.com, and in the SAI, which is also available on the website free of charge. For the sales charge variations applicable to shares offered through specific Financial Intermediaries, please see Appendix A.
Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. Because of rounding in the calculation of the “offering price”, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends that you reinvest in additional Class A shares.
The table below shows the rate of sales charge you pay, depending on the amount of your investment. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy Class A shares from a Financial Intermediary. Such Financial Intermediaries will receive the sales charge imposed on purchases of Class A shares and will retain the full amount of such sales charge. Financial Intermediaries will receive a Rule 12b-1 distribution and service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Broker/dealer commission as a % of offering price[1]
Less than $25,000	5.75	6.10	5.75
$25,000 but less than $50,000	5.00	5.26	5.00
$50,000 but less than $100,000	4.50	4.71	4.50
$100,000 but less than $250,000	3.50	3.63	3.50
$250,000 but less than $500,000	2.50	2.56	2.50
$500,000 but less than $750,000	2.00	2.04	2.00
$750,000 but less than $1 million	1.50	1.52	1.50
$1 million but less than $5 million[1]	-0-	-0-	1.00
$5 million but less than $15 million[1]	-0-	-0-	0.50
$15 million but less than $1 billion[1]	-0-	-0-	0.25
1    A Financial Intermediary may be paid a commission of up to 1.00% on Fund purchases of $1 million or more. Starting in the thirteenth month after purchase, the annual 12b-1 distribution and service fee of up to 0.25% will be paid to the Financial Intermediary. The Financial Intermediary will start receiving the annual 12b-1 distribution and service fee immediately if no commission is paid at purchase. Please contact your Financial Intermediary for more information.

Investments of $1,000,000 or more
You do not pay a front-end sales charge when you make a purchase of $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a Contingent Deferred Sales Charge (“CDSC”) of up to 1.00%. Any CDSC is based on the original cost of the shares or the current market value, whichever is less.
Qualifying for a reduced Class A sales charge
There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform your Financial Intermediary if you are eligible for a letter of intent or a right of accumulation and if you own shares of other Miller Value Funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•
Rights of Accumulation (“ROA”) – You may combine your new purchase of Class A shares with other Miller Value Funds shares you currently own for the purpose of qualifying for the lower front-end sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current value, calculated using the current day public offering price of all other shares you own. You may also combine the account value of your spouse and children under the age of 21. Only the shares held at the intermediary or the transfer agent at which you are making the current purchase can be used for the purposes of a lower sales charge based on Rights of Accumulation.
If you hold Fund shares in accounts at two or more Financial Intermediaries, please contact your Financial Intermediaries to determine which shares may be combined.

•
Letter of Intent (“LOI”) – By signing an LOI you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of any Miller Value Funds shares. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 5.75% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

If you establish an LOI with the Fund you can aggregate your accounts as well as the accounts of your spouse and children under age 21. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI. Only the accounts held at the Financial Intermediary or the Transfer Agent at which you are making the purchase can be used toward fulfillment of the LOI.

•
Reinstatement Privileges – If you sell Class A shares of the Fund and withdraw your money from that Fund, you may reinstate into the same account, within 365 days of the date of your redemption, without paying a front-end sales charge if you paid a front-end sales charge when you originally purchased your shares. For purposes of a CDSC, if you paid a CDSC when you sold your shares, you would be credited with the amount of the CDSC proportional to the amount reinvested. Reinstated shares will continue to age, as applicable, from the date that you bought your original shares. This privilege can be used only once per calendar year per account. Contact your Financial Intermediary for additional information. You must identify and provide information to the Fund or your Financial Intermediary, as applicable, regarding your historical purchases and holdings, and you should also retain any records necessary to substantiate historical transactions and costs because the Fund, its transfer agent, and Financial Intermediaries will not be responsible for providing this information.

You must identify and provide information to the Fund or your Financial Intermediary, as applicable, regarding your historical purchases and holdings, and you should also retain any records necessary to substantiate historical transactions and costs because the Fund, its transfer agent, and Financial Intermediaries will not be responsible for providing this information.
For the sales charge variations applicable to shares offered through specific Financial Intermediaries, please see Appendix A.
Waivers for certain Class A investors
Class A front-end sales charges are waived for the following types of investors, including:

•	Investors purchasing shares directly though the Fund

•	Employees of Financial Intermediaries

•	Those who qualify for the Reinstatement Privilege as discussed above

•	Trustees and officers of any Miller Value Fund

•	Employees of the Adviser and its subsidiaries

•	Investors investing through eligible Retirement Plans as defined under “Additional Share Class Eligibility Information” section below

•	Investors who rollover fund shares from a qualified retirement plan into an individual retirement account administered on the same retirement plan platform

•	Purchases by separate accounts used to fund unregistered variable annuity contracts

•
Purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions, including Clients of Eligible Financial Intermediaries as defined under “Additional Share Class Eligibility Information” section below

•
Purchases by direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including individual retirement accounts (“IRAs”) on such platforms) to a master account in the sponsor’s name

•	Sales through Financial Intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers

•
All existing retirement plan shareholders and retirement programs who were authorized to purchase Class A shares at NAV prior to November 20, 2006, are permitted to purchase additional Class A shares at NAV.

•	Investors who are converted from Class I shares by their program provider
If you qualify for a waiver of the Class A front-end sales charge, you must notify your Financial Intermediary or the Fund at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the front-end sales charge waiver.
For the sales charge variations applicable to shares offered through specific Financial Intermediaries, please see Appendix A.
Class C shares
Class C shares may be purchased only through Financial Intermediaries and may not be purchased directly from the Fund. You buy Class C shares at net asset value with no front-end sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.
Financial Intermediaries selling Class C shares are paid a commission of up to 1.00% of the purchase price of the Class C shares they sell. Financial Intermediaries will receive Rule 12b-1 distribution and service fee payments on Class C shares at an annual rate of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them following the first year of purchase. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.
Class C share conversion
Except as noted below, Class C shares will automatically convert to Class A shares after the shares have been held for 10 years from the purchase date; the shares will be converted on the next monthly conversion processing date after the 10 year anniversary of purchase. It is the responsibility of your Financial Intermediary and not the Fund, the transfer agent, the Distributor or the Adviser to ensure that you are credited with the proper holding period. If your Financial Intermediary does not have records verifying that your shares have been held for at least 10 years, your Financial Intermediary may not convert your Class C shares to Class A shares. Group retirement plans held in an omnibus recordkeeping platform through a Financial Intermediary that does not track participant-level share lot aging may not convert Class C shares to Class A shares. Customers of certain Financial Intermediaries may be subject to different terms or conditions, as set by their Financial Intermediary, in connection with such conversions. Please refer to Appendix A or contact your Financial Intermediary for more information.
For Class C shares that have been acquired through an exchange from another of the Miller Value Funds, the purchase date is calculated from the date the shares were originally acquired in the other fund. When Class C shares that a shareholder acquired through a purchase or exchange convert, any other Class C shares that the shareholder acquired as reinvested dividends and distributions related to those shares also will convert into Class A shares on a pro rata basis.
All conversions from Class C shares to Class A shares will be based on the per share net asset value without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for Federal income tax purposes.
Class FI shares
You buy Class FI shares at net asset value with no front-end sales charge and no contingent deferred sales charge when redeemed.
Financial Intermediaries receive an annual Rule 12b-1 distribution and service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.
Class FI shares are only offered to Clients of Eligible Financial Intermediaries and eligible Retirement Plans.
Class R shares
You buy Class R shares at net asset value with no front-end sales charge and no contingent deferred sales charge when redeemed.

Financial Intermediaries receive an annual Rule 12b-1 distribution and service fee of up to 0.50% of the average daily net assets represented by the Class R shares serviced by them.
Class R shares are only offered to Retirement Plans with omnibus accounts held on the books of the Fund, Clients of Eligible Financial Intermediaries and Eligible Investment Programs.
Class I shares
You buy Class I shares at net asset value with no front-end sales charge and no contingent deferred sales charge when redeemed.
Class I shares are not subject to any Rule 12b-1 distribution and service fees. However, if you purchase Class I shares through a Financial Intermediary acting solely as an agent on behalf of its customers pursuant to an agreement with the Fund’s distributor, the Financial Intermediary may charge you a commission in an amount determined and separately disclosed to you by the Financial Intermediary.
Class I shares are only offered to institutional and other eligible investors. Refer to “Additional Share Class Eligibility Information” below for more details.
Class IS shares
You buy Class IS shares at net asset value with no front-end sales charge and no contingent deferred sales charge when redeemed.
Class IS shares are not subject to any Rule 12b-1 distribution and service fees. However, if you purchase Class IS shares through a Financial Intermediary acting solely as an agent on behalf of its customers pursuant to an agreement with the Fund’s distributor, the Financial Intermediary may charge you a commission in an amount determined and separately disclosed to you by the Financial Intermediary.
Class IS shares are only offered to certain institutional and other eligible investors. Refer to “Additional Share Class Eligibility Information” below for more details. In order to purchase Class IS shares, an investor must hold its shares in one account with the Fund, which account is not subject to payment of recordkeeping or similar fees by the Fund to any intermediary.
More about Contingent Deferred Sales Charges
The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation. Shareholders who redeem Class C shares within one year of purchase will pay a contingent deferred sales charge of 1.00% based on the original cost of the shares or the current market value, whichever is less. In addition, there is no front-end sales charge on purchases of $1 million or more for Class A shares, but there is a maximum deferred sales charge of 1.00% based on the original cost of the shares or the current market value, whichever is less, if a shareholder redeems within 18 months of such purchase.
In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of the same share class of another Miller Value Fund

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge
Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.
If you redeem shares of the Fund and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 365 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please see “Reinstatement Privileges” section above.
Contingent deferred sales charge waivers
The contingent deferred sales charge for each share class will be waived:

•	On payments made through certain systematic withdrawal plans

•	On distributions from eligible Retirement Plans as defined under “Additional Share Class Eligibility Information” section below

•	For Retirement Plans with omnibus accounts held on the books of the Fund

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder (as defined in the Code)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the Miller Value Funds)

•	For mandatory post-retirement distributions from retirement plans or IRAs

•	For tax-free returns of an excess contribution to any retirement plan
To have your contingent deferred sales charge waived, you or your Financial Intermediary must let the Fund know at the time you redeem shares that you qualify for such a waiver.
For the variations in CDSC waivers applicable to shares offered through specific Financial Intermediaries, please see Appendix A.
Additional Share Class Eligibility Information
Retirement Plans
“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans, employer sponsored benefit plans (including health savings accounts), other similar employer-sponsored retirement and benefit plans, and individual retirement accounts that are administered on the same IRA recordkeeping platform and that invest in the Fund through a single omnibus account with the Fund. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth IRAs (absent an exception that is explicitly described in this Prospectus), Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.
Retirement Plans with omnibus accounts held on the books of the Fund can generally invest in Class A, Class C, Class FI, Class R, Class I, and Class IS shares.
Investors who rollover fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform may hold, purchase and exchange shares of the Fund to the same extent as the applicable Retirement Plan.
Although Retirement Plans with omnibus accounts held on the books of the Fund are not subject to minimum initial investment requirements for any of these share classes, investment minimums may be imposed by a Financial Intermediary. Please contact your Financial Intermediary for more information.
Other Retirement Plans
“Other Retirement Plans” include Retirement Plans investing through brokerage accounts and also include Retirement Plans with direct relationships to the Fund that are neither Institutional Investors nor investing through omnibus accounts. Other Retirement Plans and individual retirement vehicles, such as IRAs, are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.
Other Retirement Plan investors can generally invest in Class A, Class C, and Class I shares. Individual retirement vehicles may also choose between these share classes.
Clients of Eligible Financial Intermediaries
“Clients of Eligible Financial Intermediaries” are investors who invest in the Fund through Financial Intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) offer Class A, Class FI, Class R, Class I or Class IS shares through a no-load network or platform (“Eligible Investment Programs”). Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name. The Financial Intermediary may impose separate investment minimums.
Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI, Class I or Class IS shares. Participants in Eligible Investment Programs may be able to convert Class A or Class C shares to Class I or Class IS shares. Please contact your Financial Intermediary for more information.

Institutional Investors
“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The Financial Intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.
Institutional Investors may invest in Class I or Class IS shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.
Class A shares — Retirement Plans
Retirement Plans may buy Class A shares. Under programs for current and prospective Retirement Plan investors sponsored by Financial Intermediaries, the front-end sales charge and contingent deferred sales charge for Class A shares are waived where:

•	Such Retirement Plan’s record-keeper offers only load-waived shares

•	Fund shares are held on the books of the Fund through an omnibus account
Financial Intermediaries selling Class A shares to Retirement Plans with a direct omnibus relationship with the Fund will not be paid a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value, the Financial Intermediary may be paid a commission of up to 1.00% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Financial Intermediary for more information.
Class C shares — Retirement Plans
Retirement Plans with omnibus accounts held on the books of the Fund may buy Class C shares at net asset value without becoming subject to a contingent deferred sales charge. The Adviser does not pay Financial Intermediaries selling Class C shares to Retirement Plans with omnibus accounts held on the books of the Fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, these Financial Intermediaries may be paid an annual Rule 12b‑1 distribution and service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them. Please see the SAI for more details.
Retirement Plan programs with exchange features in effect prior to November 20, 2006, remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please see the SAI for more details.
Class FI shares
Class FI shares are offered only to Clients of Eligible Financial Intermediaries and Retirement Plans.
Class R shares
Class R shares are offered only to Retirement Plans with omnibus accounts held on the books of the Fund (either at the plan level or at the level of the Financial Intermediary), to Clients of Eligible Financial Intermediaries and through Eligible Investment Programs.
You buy Class R shares at net asset value with no front-end sales charge and no contingent deferred sales charge when redeemed. Financial Intermediaries receive an annual Rule 12b-1 distribution and service fee of up to 0.50% of the average daily net assets represented by the Class R shares serviced by them.
Class I shares
Class I shares are offered only to Institutional Investors and individual investors (investing directly with the Fund) who meet the $1,000,000 minimum initial investment requirement, Retirement Plans with omnibus accounts held on the books of the Fund and certain rollover IRAs, Clients of Eligible Financial Intermediaries, investors investing through a Financial Intermediary acting solely as agent on behalf of its customers pursuant to an agreement with the Fund’s distributor, and other investors authorized by the Adviser.
Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Financial Intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class I shares, among other share classes. In such cases your ability to hold Class I shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program.

Your Financial Intermediary may reserve the right to redeem your Class I shares or convert them to Class A shares of the Fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class I shares. You may be subject to a front-end sales charge in connection with such conversion, and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account. Please contact your Financial Intermediary for more information.
Certain waivers of these requirements for individuals associated with the Fund, the Adviser or its affiliates are discussed in the SAI.
Class IS shares
Class IS shares may be purchased only by Retirement Plans with omnibus accounts held on the books of the Fund (either at the plan level or at the level of the Financial Intermediary), certain rollover IRAs and Institutional Investors, Clients of Eligible Financial Intermediaries, investors investing through a Financial Intermediary acting solely as agent on behalf of its customers pursuant to an agreement with the Fund’s distributor, and other investors authorized by the Adviser. In order to purchase Class IS shares, an investor must hold its shares in one account with the Fund, which is not subject to payment of recordkeeping or similar fees by the Fund to any intermediary.
Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Financial Intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class IS shares, among other share classes. In such cases your ability to hold Class IS shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program.
Your Financial Intermediary may reserve the right to redeem your Class IS shares or convert them for Class A shares of the Fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class IS shares. You may be subject to a front-end sales charge in connection with such conversion, and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account. Please contact your Financial Intermediary for more information.
Certain waivers of these requirements for individuals associated with the Fund, the Adviser or its affiliates are discussed in the SAI.
Other considerations
Plan sponsors, plan fiduciaries and other Financial Intermediaries may choose to impose qualification requirements that differ from the Fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and service fees than otherwise would have been charged. The Fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or Financial Intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or Financial Intermediary for more information about available share classes.
Your Financial Intermediary may not offer all share classes. Please contact your Service Agent for additional details.
Buying shares

Generally
You may buy shares at their net asset value next determined after receipt by your Financial Intermediary or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The Fund may not be available for sale in certain states. Prospective investors should inquire as to whether the Fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•
Name of fund being bought
•
Class of shares being bought
•
Dollar amount or number of shares being bought (as applicable)
•
Account number (if existing account)

Through a Financial Intermediary	You should contact your Financial Intermediary to open a brokerage account and make arrangements to buy shares. Your Financial Intermediary may charge an annual account maintenance fee.

Through the Fund
Please complete the account application and send it with your check payable to the Miller Opportunity Trust to the following address:

Regular Mail
Miller Value Funds
c/o U.S. Bank Global Fund Services
P. O. Box 701
Milwaukee, WI 53201-0701

Overnight Delivery
Miller Value Funds
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received on the Transfer Agent’s premises.

Subsequent purchases should be sent to the same address. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form include the Fund name, your name, address, and account number on a separate piece of paper along with your check made payable to the Fund to pay for the shares.

For more information, please call the Miller Value Funds at 1-888-593-5110 between 8 a.m. and 7 p.m. Central time (9 a.m. and 8 p.m. Eastern time).

By telephone purchase
Investors may purchase additional shares of the Fund by calling 1-888-593-5110. You automatically have the ability to make telephone and/or internet purchases, unless you specifically decline. If your account has been open for at least 7 business days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network through an authorized bank or through a Financial Intermediary authorized by the Fund to receive purchase orders.
You must have banking information established on your account prior to making a purchase. If your order is received prior to 4 p.m. Eastern time, your shares will be purchased at the net asset value, plus applicable sales charge, calculated on the day your order is placed.

By wire
If you are making your initial investment in the Fund, before wiring funds, the Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent at the above address. Upon receipt of your completed account application, your account will be established and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, contact the Transfer Agent. You may then instruct your bank to send the wire. Prior to sending the wire, please call the Fund at 1‑888‑593‑5110 to advise them of the wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA No. 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
   Further Credit: Miller Opportunity Trust
   Shareholder Registration
   Shareholder Account Number
If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire transactions. If you have questions about how to invest by wire, you may call the Transfer Agent at 1-888-593-5110. Your bank may charge you a fee for sending a wire payment to the Fund.

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. Neither the Fund nor U.S. Bank National Association are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Through an Automatic Investment Plan (“AIP”)
You may authorize your Financial Intermediary or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Financial Intermediary, or (iii) certain money market funds, in order to buy shares on a regular basis. If you wish to enroll in the AIP, complete the appropriate section on the Account application. Your signed Account application must be received at least 7 business days prior to the initial transaction.

•
Amounts transferred must meet the applicable minimums (see “Purchase and Sale of Fund shares”)
•
Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually
•
A $25 fee will be imposed if your AIP transaction is returned for any reason.
The Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent sufficiently in advance of the next withdrawal. Please contact your financial institution to determine if it is an Automated Clearing House (“ACH”) network member. Your financial institution must be an ACH member in order for you to participate in the AIP.

The AIP is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Please call 1-888-593-5110 for additional information regarding the Fund’s AIP.

For more information, please contact your Financial Intermediary or the Fund, or consult the SAI.

Exchanging shares

Generally
As a shareholder, you have the privilege of exchanging shares of one Miller Value Fund for shares of another Miller Value Fund. You may exchange shares of one Miller Value Fund for the same class of shares of other Miller Value Funds on any day that both the Fund and the Fund into which you are exchanging are open for business.

An exchange of shares of one Fund for shares of another Fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

You may exchange shares at their net asset value next determined after receipt by your Financial Intermediary or the transfer agent of your exchange request in good order.

•
If you bought shares through a Financial Intermediary, contact your Financial Intermediary to learn which Miller Value Funds your Financial Intermediary makes available to you for exchanges

•
If you bought shares directly from the Fund, contact the Fund at 1-888-593-5110 to learn which Miller Value Funds are available to you for exchanges

•
Exchanges may be made only between accounts that have identical registrations

•
A Fund may be offered only in a limited number of states. Your Financial Intermediary or the Fund will provide information about the Miller Value Funds offered in your state

Always be sure to read the Prospectus of the Fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements
•
In most instances, your shares will not be subject to a front-end sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged a front-end or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•
Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the Fund that you originally purchased

•
You will generally be required to meet the minimum investment requirement for the class of shares of the Fund into which your exchange is made (except in the case of systematic exchange plans)

•
Your exchange will also be subject to any other requirements of the Fund into which you are exchanging shares

•
The Fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone
Contact your Financial Intermediary or, if you hold shares directly with the Fund, call the Fund at 1‑888‑593‑5110 between 8 a.m. and 7 p.m. Central time (9 a.m. and 8 p.m. Eastern time) for information. Exchanges are priced at the NAV next determined.

By mail
Contact your Financial Intermediary or, if you hold shares directly with the Fund, write to the Fund at the following address:

Regular Mail
Miller Value Funds
c/o U.S. Bank Global Fund Services
P. O. Box 701
Milwaukee, WI 53201-0701

Overnight Delivery
Miller Value Funds
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

Through a systematic exchange plan
You may be permitted to schedule automatic exchanges of shares of a Miller Value Fund for shares of other Miller Value Funds. All requirements for exchanging shares described above apply to these exchanges. In addition:

Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

Each exchange must meet the applicable investment minimums for automatic investment plans (see “Purchase and Sale of Fund shares”)

For more information, please contact your Financial Intermediary or the Fund or consult the SAI.

Redeeming shares

Generally
You may redeem shares at their net asset value next determined after receipt by your Financial Intermediary or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge. Redemptions made through your Financial Intermediary may be subject to transaction fees or other conditions as set by your Financial Intermediary.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds
The Fund typically sends the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer. While not expected, payment of redemption proceeds may take up to seven days. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. If you did not purchase your shares with a wire payment, before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date.

Your redemption proceeds may be delayed, or your right to to receive redemption proceeds suspended if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the U.S. Securities and Exchange Commission (the “SEC”).

If you have a brokerage account with a Financial Intermediary, your redemption proceeds will be sent to your Financial Intermediary. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to your pre-designated bank account. There is a $15 wire charge per wire which will be deducted from your account balance on dollar specific trades or from the proceeds on complete redemptions and share specific trades. There is no charge for proceeds sent via the ACH network; however, most ACH transfers require two to three days for the bank account to receive credit. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents.

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, redemption methods may include paying redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption in-kind”). You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

By mail
Contact your Financial Intermediary or, if you hold shares directly with the Fund, write to the Fund at the following address:

Regular Mail
Miller Value Funds
c/o U.S. Bank Global Fund Services
P. O. Box 701
Milwaukee, WI 53201-0701

Overnight Delivery
Miller Value Funds
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received on the Transfer Agent’s premises.

Your written request must provide the following:

•
The Fund name, the class of shares being redeemed and your account number
•
The dollar amount or number of shares being redeemed
•
Signature of each owner exactly as the account is registered
•
Signature guarantees, as applicable (see “Additional Information about Transactions”)
•
If you have an IRA or other retirement plan, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding.

Telephone and/or internet purchases
You automatically have the ability to make telephone and/or internet purchases, redemptions or exchanges, unless you specifically decline. Contact your Financial Intermediary or, if you hold shares directly with the Fund, call the Fund at 1-888-593-5110 between 8 a.m. and 7 p.m. Central time (9 a.m. and 8 p.m. Eastern time) for more information. Please have the following information ready when you call:

•
Name of Fund being redeemed
•
Class of shares being redeemed
•
Account number
•
Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follows these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. The Fund may change, modify or terminate these telephone redemption privileges at any time upon at least 60 days’ written notice to shareholders. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). Telephone trades must be received by or prior to market close in order to receive that day’s NAV. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.
Shares held in IRA or other retirement accounts may be redeemed by telephone. Investors will be asked whether or not to withhold federal income taxes from any distribution.

Systematic Withdrawal Plan (“SWP”)
You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the Fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50.

The following conditions apply:

•
Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually
•
If your shares are subject to a CDSC, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year
•
You must inform your Financial Intermediary or the Transfer Agent at the time you establish your Systematic Withdrawal that you are eligible for any CDSC waiver.
•
You should elect to have all dividends and distributions reinvested
If you elect this method of redemption, the Fund will send a check directly to your address of record, or will send the payments directly to a pre-authorized bank account by electronic funds transfer via the ACH network. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This SWP may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. You may also elect to terminate your participation in this SWP at any time by contacting the Transfer Agent sufficiently in advance of the next withdrawal.

A withdrawal under the SWP involves a redemption of Fund shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. To establish the SWP, complete the “Systematic Withdrawal Plan” section of the Fund’s account application. Please call 1-888-593-5110 for additional information regarding the Fund’s SWP.

Converting shares

Generally
Investors currently owning Class A, Class C, or Class FI shares who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their Financial Intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs or invested through no-load networks or platforms), may be eligible to convert to Class I or Class IS shares under certain limited circumstances. Investors currently owning Class C shares who qualify as above, may convert to Class A shares under certain limited circumstances. Please refer to the section of this Prospectus titled “Additional Share Class Eligibility Information” or contact your Financial Intermediary for more information.

Investors who hold Class I or IS shares of the Fund through a fee-based program, but who subsequently become ineligible to participate in the program or withdraw from the program, may be subject to conversion of their Class I or IS shares by their program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I or Class IS shares. Investors should contact their program provider to obtain information about their eligibility for the provider’s program and the class of shares they would receive upon such a conversion.

A conversion of shares of one class directly for shares of another class of the same Fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making a conversion.

Additional Information about Transactions
When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the Fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming Shares”)
All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund does not accept postdated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. A service fee of $25 will be deducted from a shareholder’s Fund account, in addition to any loss sustained by the Fund, for any purchases that do not clear.
Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the Fund’s other exchange and redemption procedures described under “Exchanging Shares” and “Redeeming Shares.”
The Transfer Agent or the Fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the Fund nor its agents will bear any liability for these transactions.
The Trust reserves the right in its sole discretion to:

•	Suspend the continued offering of shares

•	Reject any purchase or exchange order in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

•	Transfer your mutual fund account to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.
The Adviser reserves the right to:

•	reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares
It is important that the Fund maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then it will determine whether the investor’s account can legally be considered abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws. The investor’s last known address of record determines which state has jurisdiction. Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.
For your protection, the Fund or your Financial Intermediary may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Financial Intermediary or the Fund for more information.
Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-593-5110 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
Signature guarantees
A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required if you:

•	Are changing ownership on your account

•	Are redeeming shares and sending the proceeds to an address or bank not currently on file

•	Are redeeming shares and the account address has changed within the last 15 calendar days

•	Are redeeming shares and want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

•	Make a redemption request in excess of $50,000
The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

Anti-money laundering
In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.
Mandatory redemptions for non-direct accounts
“Non-direct accounts” include omnibus accounts and accounts jointly maintained by the Financial Intermediary and the Fund.
The Fund reserves the right to ask you to bring your non-direct account up to a minimum investment amount determined by your Financial Intermediary if the aggregate value of the Fund shares in your account falls belows $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the Fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same Fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Financial Intermediary for more information. Any redemption of Fund shares may result in tax consequences to you (see “Taxes” for more information).
All accounts
The Fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small non-direct accounts.
Subject to applicable law, the Fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.
For more information, please contact your Financial Intermediary or the Fund or consult the SAI.
Tools to Combat Frequent Transactions
The Board has adopted policies and procedures to prevent frequent transactions in the Fund. The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. Shareholders that purchase and hold Fund shares directly with the Fund will be restricted to no more than four “round trips” during any 12 month period. A round trip is an exchange or redemption out of the Fund followed by an exchange or purchase back into the same Fund. The Fund may take other steps to reduce the frequency and effect of frequent trading activities in the Fund. These steps may include imposing a redemption fee, monitoring trading practices and using fair value pricing. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through Financial Intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that the Fund believes is consistent with shareholder interests.
The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by Financial Intermediaries is limited because the Fund does not have simultaneous access to the underlying shareholder account information.
In compliance with Rule 22c-2 under the 1940 Act, the Distributor, on behalf of the Fund, has entered into written agreements with the Fund’s Financial Intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing policies.

The Fund employs fair value pricing selectively, as discussed above under “Share Price”, to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.
Record ownership
If you hold shares through a Financial Intermediary, your Financial Intermediary may establish and maintain your account and be the shareholder of record. In the event that the Fund holds a shareholder meeting, your Financial Intermediary, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Financial Intermediary voting instructions, your Financial Intermediary, under certain circumstances, may nonetheless be entitled to vote your shares.
Dividends, Other Distributions and Taxes
Dividends and other distributions
The Fund generally pays dividends and distributes capital gain, if any, once a year in December and at such other times as necessary. The Fund may pay additional distributions and dividends in order to avoid a federal tax.
All distributions will be reinvested in additional Fund shares unless you choose one of the following options: (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.
If you hold shares directly with the Fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account by check.
If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions. You may change the distribution option on your account at any time by writing or calling the Transfer Agent at least 5 days prior to record date of the next distribution.
Please contact your Financial Intermediary or the Fund to discuss what options are available to you for receiving your dividends and other distributions.
The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.
Taxes
The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.
In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether received in cash or reinvested in additional shares or shares of another fund) are all taxable events. A conversion between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction. The Code limits the deductibility of capital losses in certain circumstances.
The following table summarizes the tax status of certain transactions related to the Fund.

Transaction	Federal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year
Distributions of net short-term capital gain	Generally taxable as ordinary income

Transaction	Federal income tax status
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain
Dividends of investment income	Taxable as ordinary income unless they qualify for treatment as qualified dividend income
Distributions attributable to short-term capital gains are taxable to you as ordinary income. Distributions attributable to qualified dividend income received by the Fund, if any, may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if certain requirements are satisfied. Distributions of net capital gain reported by the Fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Non-corporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.
You may want to avoid buying shares when the Fund is about to declare a dividend or capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.
A Medicare contribution tax is imposed at the rate of 3.8% on net investment income of U.S. individuals with income exceeding specified thresholds, and on undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the Fund and gain on the redemption or exchange of fund shares.
A dividend declared by the Fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.
Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio of the Fund. If the Fund meets certain requirements with respect to its holdings, it may elect to “pass through” to shareholders foreign taxes that it pays, in which case each shareholder will include the amount of such taxes in computing gross income, but will be eligible to claim a credit or deduction for such taxes, subject to generally applicable limitations on such deductions and credits. The Fund’s investment in certain foreign securities, foreign currencies or foreign currency derivatives may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income.
REITs pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. Under the Code, an entity that qualifies as a REIT for U.S. federal income tax purposes is generally not taxed on net income and gains it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it generally distribute to its shareholders at least 90% of its taxable income (other than net capital gain) for each taxable year.
Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If the REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.
“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). ). Pursuant to proposed Treasury regulations on which the Fund may rely, distributions by the Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.
After the end of each year, your Financial Intermediary will provide you with information about the distributions and dividends you received and any redemption of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Fund.
Tax consequences are not the primary consideration of the Fund in making investment decisions. You should consult your own tax adviser concerning federal, state and local taxation of distributions from the Fund.

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of the Fund, assuming reinvestment of all dividends and distributions. Information for the year or periods indicated below, except as described hereafter, has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements are included in the Fund’s 2019 Annual Report which is available upon request. The financial highlights for all periods prior to February 27, 2017 are those of the Predecessor Fund and were audited by the Predecessor Fund’s previous independent registered public accounting firm.

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

For a share of beneficial interest outstanding throughout each year ended
December 31:

Class A Shares	2019		2018		2017		2016		2015
Net asset value, beginning of year	$21.54		$23.88		$18.96		$19.01		$18.92
Income (loss) from operations:
Net investment income (loss)[1]	—	[2]	(0.13)		(0.14)		(0.09)		(0.10)
Net realized and unrealized gain (loss)	7.31		(2.21)		5.06		0.04	[3]	0.19
Total income (loss) from operations	7.31		(2.34)		4.92		(0.05)		0.09
Net asset value, end of year	$28.85		$21.54		$23.88		$18.96		$19.01
Total return[4]	33.94%	[5]	-9.80%	[5]	25.95%		-0.26%	[5]	0.48%	[5]
Net assets, end of year (000s)	$705,372		$221,842		$266,560		$216,974		$249,577
Ratios to average net assets:
Gross expenses[6]	1.47%		1.39%		1.34%		1.31%		1.19%
Net expenses[6]	1.47	[7]	1.39	[7]	1.34	[7]	1.31		1.19
Net investment income (loss)	0.02		(0.49)		(0.64)		(0.52)		(0.47)
Portfolio turnover rate	35%		30%		120%		85%	[8]	16%
1  Per share amounts have been calculated using the average shares method.
2 Amount is less than $0.01 per share.
3  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
4  Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
5  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 33.89%, -9.84%, and -0.37% and 0.42% for the years ended December 31, 2019, 2018, 2016 and 2015, respectively.
6  Does not include fees and expenses of the Underlying Funds in which the Fund invests.
7  The Adviser has agreed to limit the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.20% of average net assets of Class A shares. Interest expense were 0.28% and 0.21% and 0.16% for the years ended December 31, 2019, 2018 and 2017, respectively. Excluding interest, the expense ratios were 1.19%, 1.18% and 1.18% for the years ended December 31, 2019, 2018 and 2017, respectively.
8 Excludes securities delivered as a result of a redemption in-kind.

For a share of beneficial interest outstanding throughout each year ended
December 31:

Class C Shares	2019		2018		2017		2016		2015
Net asset value, beginning of year	$20.19		$22.55		$18.04		$18.23		$18.27
Income (loss) from operations:
Net investment loss[1]	(0.29)		(0.30)		(0.29)		(0.21)		(0.23)
Net realized and unrealized gain (loss)	6.94		(2.06)		4.80		0.02	[2]	0.19
Total income (loss) from operations	6.65		(2.36)		4.51		(0.19)		(0.04)
Net asset value, end of year	$26.84		$20.19		$22.55		$18.04		$18.23
Total return[3]	32.94%	[4]	-10.47%	[4]	25.00%		-1.04%	[4]	-0.22%	[4]
Net assets, end of year (000s)	$216,364		$559,251		$694,001		$657,038		$864,654
Ratios to average net assets:
Gross expenses[5]	2.22%		2.13%		2.11%		2.09%		1.95%
Net expenses[5]	2.22	[6]	2.13	[6]	2.11	[6]	2.09		1.95
Net investment loss	(1.25)		(1.24)		(1.42)		(1.30)		(1.21)
Portfolio turnover rate	35%		30%		120%		85%	[7]	16%
1  Per share amounts have been calculated using the average shares method.
2  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
3  Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
4  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 32.69%, -10.51%, -1.15% and -0.27% for the years ended December 31, 2019, 2018, 2016 and 2015, respectively.
5  Does not include fees and expenses of the Underlying Funds in which the Fund invests.
6  The Adviser has agreed to limit the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.97% of average net assets of Class C shares. Interest expenses were 0.28%, 0.21% and 0.16% for the years ended December 31, 2019, 2018 and 2017, respectively. Excluding interest, the expense ratios were 1.94%, 1.92% and 1.95% for the years ended December 31, 2019, 2018 and 2017, respectively.
7  Excludes securities delivered as a result of a redemption in-kind.

For a share of beneficial interest outstanding throughout each year ended
December 31:

Class FI Shares	2019		2018		2017		2016		2015
Net asset value, beginning of year	$22.22		$24.64		$19.57		$19.62		$19.54
Income (loss) from operations:
Net investment loss[1]	(0.09)		(0.14)		(0.16)		(0.10)		(0.10)
Net realized and unrealized gain (loss)	7.61		(2.28)		5.23		0.05	[2]	0.18
Total income (loss) from operations	7.52		(2.42)		5.07		(0.05)		0.08
Net asset value, end of year	$29.74		$22.22		$24.64		$19.57		$19.62
Total return[3]	33.84%	[4]	-9.82%	[4]	25.91%		-0.25%	[4]	0.41%	[4]
Net assets, end of year (000s)	$14,026		$13,278		$24,394		$22,474		$43,464
Ratios to average net assets:
Gross expenses[5]	1.53%		1.41%		1.39%		1.35%		1.22%
Net expenses[5]	1.53	[6]	1.41	[6]	1.39	[6]	1.35		1.22
Net investment loss	(0.34)		(0.53)		(0.70)		(0.56)		(0.47)
Portfolio turnover rate	35%		30%		120%		85%	[7]	16%
1  Per share amounts have been calculated using the average shares method.
2  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
3  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
4  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 33.71%, -9.90%, -0.36% and 0.36% for the years ended December 31, 2019, 2018, 2016 and 2015, respectively.
5  Does not include fees and expenses of the Underlying Funds in which the Fund invests.
6  The Adviser has agreed to limit the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.26% of average net assets of Class FI shares. Interest expenses were 0.28%, 0.21% and 0.16% for the years ended December 31, 2019, 2018 and 2017, respectively. Excluding interest, the expense ratios were 1.25%, 1.20% and 1.23% for the years ended December 31, 2019, 2018 and 2017, respectively.
7  Excludes securities delivered as a result of a redemption in-kind.

For a share of beneficial interest outstanding throughout each year ended
December 31:

Class R Shares	2019		2018		2017		2016		2015
Net asset value, beginning of year	$21.57		$23.98		$19.10		$19.21		$19.18
Income (loss) from operations:
Net investment loss[1]	(0.14)		(0.21)		(0.21)		(0.15)		(0.16)
Net realized and unrealized gain (loss)	7.38		(2.20)		5.09		0.04	[2]	0.19
Total income (loss) from operations	7.24		(2.41)		4.88		(0.11)		0.03
Net asset value, end of year	$28.81		$21.57		$23.98		$19.10		$19.21
Total return[3]	33.57%	[4]	-10.05%	[4]	25.55%		-0.57%	[4]	0.16%	[4]
Net assets, end of year (000s)	$7,122		$5,778		$8,367		$7,708		$7,864
Ratios to average net assets:
Gross expenses[5]	1.76%		1.67%		1.66%		1.66%		1.52%
Net expenses[5]	1.76	[6]	1.67	[6]	1.66	[6]	1.66		1.52
Net investment loss	(0.54)		(0.79)		(0.97)		(0.86)		(0.80)
Portfolio turnover rate	35%		30%		120%		85%	[7]	16%
1  Per share amounts have been calculated using the average shares method.
2  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
3  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
4  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 33.43%, -10.13%, -0.68% and 0.10% for the years ended December 31, 2019, 2018, 2016 and 2015, respectively.
5  Does not include fees and expenses of the Underlying Funds in which the Fund invests.
6  The Adviser has agreed to limit the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.55% of average net assets of Class R shares. Interest expenses were 0.28%, 0.21% and 0.16% for the years ended December 31, 2019, 2018 and 2017, respectively. Excluding interest, the expense ratios were 1.48%, 1.46% and 1.50% for the years ended December 31, 2019, 2018 and 2017, respectively.
7  Excludes securities delivered as a result of a redemption in-kind.

For a share of beneficial interest outstanding throughout each year ended
December 31:

Class I Shares	2019		2018		2017		2016		2015
Net asset value, beginning of year	$23.44		$25.91		$20.53		$20.51		$20.36
Income (loss) from operations:
Net investment income (loss)[1]	0.01		(0.07)		(0.09)		(0.06)		(0.05)
Net realized and unrealized gain (loss)	8.03		(2.40)		5.47		0.08	[2]	0.20
Total income (loss) from operations	8.04		(2.47)		5.38		0.02		0.15
Net asset value, end of year	$31.48		$23.44		$25.91		$20.53		$20.51
Total return[3]	34.30%	[4]	-9.53%	[4]	26.21%		0.10%	[4]	0.74%	[4]
Net assets, end of year (000s)	$736,467		$517,820		$480,451		$388,872		$1,081,646
Ratios to average net assets:
Gross expenses[5]	1.23%		1.15%		1.12%		1.05%		0.94%
Net expenses[5]	1.21	[6]	1.14	[6]	1.09	[6]	1.05		0.94
Net investment income (loss)	0.02		(0.23)		(0.39)		(0.30)		(0.21)
Portfolio turnover rate	35%		30%		120%		85%	[7]	16%
1  Per share amounts have been calculated using the average shares method.
2  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
3  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
4  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 34.17%, -9.61%, -0.05% and 0.69% for the years ended December 31, 2019, 2018, 2016 and 2015, respectively.
5  Does not include fees and expenses of the Underlying Funds in which the Fund invests.
6  The Adviser has agreed to limit the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to 0.93% of average net assets of Class I shares. Interest expenses were 0.28%, 0.21% and 0.16% for the years ended December 31, 2019, 2018 and 2017, respectively. Excluding interest, the net expense ratios were 0.93% for the years ended December 31, 2019, 2018 and 2017, respectively.
7  Excludes securities delivered as a result of a redemption in-kind.

For a share of beneficial interest outstanding throughout the period ended
December 31:

Class IS Shares	2019		2018*
Net asset value, beginning of period	$23.44		$32.06
Income (loss) from operations:
Net investment income[1]	0.23		0.01
Net realized and unrealized gain (loss)	7.85		(8.63)
Total gain (loss) from operations	8.08		(8.62)
Net asset value, end of period	$31.52		$23.44
Total return[2]	34.47%		-26.89%
Net assets, end of period (000s)	$605		$73
Ratios to average net assets:
Gross expenses[3]	1.13%		1.09%	[5]
Net expenses[3]	1.09	[4]	1.05	[4,5]
Net investment income	0.81		0.09	[5]
Portfolio turnover rate	35%		30%	[6]
*  Commenced operations on August 22, 2018.
1  Per share amounts have been calculated using the average shares method.
2  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence off fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
3  Does not include fees and expenses of the Underlying Funds in which the Fund invests.
4  The Adviser has agreed to limit the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to 0.83% of average net assets of Class IS shares. Interest expenses were 0.26% for the year ended December 31, 2019 and 0.22% (annualized) for the period ended December 31, 2018. Excluding interest, the net expense ratios were 0.83% for the year ended December 31, 2019 and period ended December 31, 2018.
5  Annualized.
6  Portfolio turnover rate reported is for the fiscal year of the Fund.

Appendix A
Financial Intermediary Sales Charge Variations

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular Financial Intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales charge (load) waivers or contingent deferred (back-end) sales charge (load) (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s Financial Intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge (load) waivers or discounts. For waivers and discounts not available through a particular Financial Intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please see “Choosing a class of shares to buy” on page 26 of this Prospectus for information about such waivers and discounts.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”)
Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Merrill Lynch
The front-end sales charge on Class A shares of the Fund available through Merrill Lynch are waived for the following purchases:

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the plan is a group plan (more than one participant), the shares are not held in a commission-based brokerage account and shares are held in the name of the plan through an omnibus account.

• Shares purchased by or through a 529 Plan
• Shares purchased through a Merrill Lynch affiliated investment advisory program
• Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
• Shares of funds purchased through the Merrill Edge Self-Directed platform
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Miller Value Funds)
• Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date
• Employees and registered representatives of Merrill Lynch or its affiliates and their family members
• Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Prospectus
•
Shares purchased from the proceeds of redemptions within the Miller Value Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on Class A and Class C Shares available at Merrill Lynch
• Death or disability of the shareholder
• Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
• Return of excess contributions from an IRA Account
• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
• Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
• Shares acquired through a right of reinstatement
• Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)

Front-end Sales Charge Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
• Breakpoints as described in this Prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Miller Value Funds assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

• Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the Miller Value Funds, through Merrill Lynch, over a 13-month period of time

Morgan Stanley Wealth Management (“Morgan Stanley”)
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• Shares purchased through a Morgan Stanley self-directed brokerage account
• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
• Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

•	Breakpoints as described in this prospectus.

•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

Janney Montgomery Scott LLC (“Janney”)

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Shares acquired through a right of reinstatement.

•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

•	Shares purchased in connection with a return of excess contributions from an IRA account.

•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s Prospectus.

•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

•	Shares acquired through a right of reinstatement.

•	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the fund’s Prospectus.

•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”

Oppenheimer & Co. Inc. (“OPCO”)

Effective February 26, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO

–
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

–	Shares purchased by or through a 529 Plan

–	Shares purchased through a OPCO affiliated investment advisory program

–	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

–
Shares purchased form the proceeds ofredemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

–
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares ( or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

–	Employees and registered representatives of OPCO or its affiliates and their family members

–	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A, Band C Shares available at OPCO

–	Death or disability of the shareholder

–	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

–	Return of excess contributions from an IRA Account

–	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the prospectus

–	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

–	Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

–	Breakpoints as described in this prospectus.

–
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Baird

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund

•	Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

•
Shares purchase from the proceeds of redemptions from another Miller Value Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•
A shareholder in the Funds Investor C Shares will have their share converted at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Shares bought due to returns of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s prospectus

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

•	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this prospectus

•
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Miller Value Fund assets held by accounts within the purchaser’s household at Baird. Eligible Miller Value Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Miller Value Funds through Baird, over a 13-month period of time

Investment Adviser
Miller Value Partners, LLC
One South Street
Suite 2550
Baltimore, MD 21202

Distributor
Quasar Distributors, LLC
111 E. Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, Pennsylvania 19103

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue NW
Washington, D.C. 20004

Privacy Notice

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a Financial Intermediary, including, but not limited to, a broker‑dealer, bank, or trust company, the privacy policy of your Financial Intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

PN-1

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Fund’s annual and semi-annual Reports (collectively, the “Shareholder Reports”) will provide the most recent financial reports and portfolio listings. The annual report will contain a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s last fiscal year.

The SAI and the Shareholder Reports will be available free of charge on the Fund’s website at www.millervaluefunds.com. You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquires about the Fund by calling the Fund at 1-888-593-5110 or by writing to:

Miller Value Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Reports and other information about the Funds are available:

•	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or

•	For a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811‑21422.)

Miller Value Funds One South Street, Suite 2550 Baltimore, MD 21202 888.593.5110 millervaluefunds.com